     AMERICAN STRATEGIC
     INCOME PORTFOLIO


                             ASP




     SEMIANNUAL REPORT
     MAY 31,
           2001




                                          [LOGO]USBANCORP
                                                Piper Jaffray(R)

[LOGO]USBANCORP
      Piper Jaffray(R)

AMERICAN STRATEGIC INCOME PORTFOLIO

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 2001

[CHART]

                                                                                      SINCE
                                                                                    INCEPTION
                                                          ONE YEAR     FIVE YEAR    12/27/1991
American Strategic Income Portfolio                        15.31%         8.54%        8.42%
Lehman Brothers Mutual Fund Government/Mortgage Index      12.59%         7.71%        7.05%

The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value, assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2001, were 23.38%, 11.96%, and 7.65%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2001.


NOT FDIC INSURED      NO BANK GUARANTEE      MAY LOSE VALUE

[SIDENOTE]
TABLE OF CONTENTS

 1  Fund Overview

 4  Financial Statements and Notes

14  Investments in Securities

17  Shareholder Update

FUND OVERVIEW

July 15, 2001

FOR THE SIX MONTHS ENDED MAY 31, 2001, AMERICAN STRATEGIC INCOME PORTFOLIO HAD A TOTAL RETURN OF 6.04% BASED ON ITS NET ASSET VALUE (NAV). The fund outperformed its benchmark, the Lehman Brothers Mutual Fund
Government/Mortgage Index, which had a return of 4.51% for the period. Based on its market price, the fund returned 13.87% for the six months.

LOWER SHORT- AND INTERMEDIATE-TERM INTEREST RATES CONTRIBUTED TO THE FUND'S EXCELLENT INCOME AND NET ASSET VALUE PERFORMANCE DURING THE SIX MONTHS. The Federal Reserve lowered short-term interest rates five times during the period from 6.5% to 4.0%, its most aggressive rate-cutting campaign since this country's last recession. After the period end, the Fed cut rates one more time to 3.75%, its lowest level since April 1994. The decreased short-term rates led to dramatically lower borrowing costs for the fund, which in turn increased the fund's income levels. Lower intermediate-term interest rates had a positive impact on net asset value as the value of the fund's investments rose. The fund's market price performance benefited from the volatile stock market as investors' demand for more stable investments drove them toward income-oriented products. This demand raised the fund's market price, which in turn tightened the gap between its net asset value ($12.76) and market price ($12.22) to a 4.23% discount at period end. As always, past performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.

BECAUSE OF THE FAVORABLE INTEREST-RATE ENVIRONMENT, WE INCREASED THE FUND'S USE OF LEVERAGE, OR BORROWING, DURING THE PERIOD. Over the past several months, falling short-term interest rates allowed us to borrow money at much lower costs and invest those borrowed funds in higher-yielding mortgage investments. Although this strategy has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the fund. Reinvestment risk is the risk that when the investments come due, we will have to redeploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund.

*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2001

[CHART]

Short-term Securities            1%
Commercial Loans                30%
Other Assets                     1%
Private Fixed-rate
 Mortgage-backed Securities      4%
Multifamily Loans               25%
Single-family Loans             10%
U.S. Agency Mortgage-backed
 Securities                     27%
Preferred Stock                  2%

DELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2001, based on principal amounts outstanding.

Current                     89.1%
30 Days                      6.8%
60 Days                      1.7%
90 Days                      0.0%
120+ Days                    2.4%

**As of May 31, 2001, there were no multifamily or commercial loans delinquent.

[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 15 years of financial experience.

CHRIS NEUHARTH
assists with the management of American Strategic Income Portfolio. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 15 years of financial experience.

AS A RESULT OF HIGHER INCOME LEVELS, THE FUND INCREASED ITS MONTHLY DIVIDEND PAYOUT ONCE DURING THE PERIOD AND AGAIN AFTER THE PERIOD END. IN MAY 2001, WE RAISED THE MONTHLY DIVIDEND OF THE FUND FROM 8.25 CENTS TO 8.5 CENTS PER SHARE. We increased it again to 9.5 cents per share in July 2001. The fund's new dividend level will result in an annualized earnings rate of 9.08% based on the May 31, 2001, market price. Throughout the six months, the fund paid out 50 cents per share in dividends resulting in an annualized distribution rate of 8.18% based on the May 31, 2001, market price. The fund's dividend reserve was historically high as of the end of the reporting period at 12 cents per share. Keep in mind that the fund's distribution rate and dividend reserve levels will fluctuate.

WE CONTINUED TO EMPHASIZE COMMERCIAL AND MULTIFAMILY LOANS OVER SINGLE-FAMILY WHOLE LOANS BECAUSE OF THE ATTRACTIVE YIELDS ON MORTGAGES IN THESE SECTORS. We increased the weighting in commercial loans to 30% of the fund's total assets and multifamily loans to 25% of total assets as of May 31, 2001. Many of our multifamily and commercial loans have prepayment penalties built into their loan agreements to compensate the fund if they prepay during falling rates. These penalties offset some of the consequences of reinvesting proceeds into lower-yielding securities. In the past six months the fund has experienced no multifamily or commercial loan prepayments; therefore, it hasn't received any prepayment penalties from these borrowers.

IN FEBRUARY, FUND SHAREHOLDERS APPROVED OUR PROPOSAL TO INVEST IN THE PREFERRED STOCK OF REAL ESTATE INVESTMENT TRUST (REIT) COMPANIES RATED INVESTMENT GRADE. REIT companies manage real estate portfolios to earn profits for shareholders and their preferred stock pays out a specific dividend rate. Since this proposal passed, we have invested only about 2% of the portfolio's total assets in REIT-preferred stock. The yields on these investments are not as compelling as they were when we first proposed these as potential investment vehicles. However, it will be beneficial to have the added flexibility to invest in these instruments, should the yields look more attractive again in the future.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2001. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Alabama
Alaska                  Less than 0.50%
Arizona                 4%
Arkansas                Less than 0.50%
California              8%
Colorado                6%
Connecticut             Less than 0.50%
Delaware                Less than 0.50%
Florida                 7%
Georgia
Hawaii
Idaho
Illinois                Less than 0.50%
Indiana
Iowa
Kansas                  Less than 0.50%
Kentucky
Louisiana               Less than 0.50%
Maine                   Less than 0.50%
Maryland                Less than 0.50%
Massachusetts           Less than 0.50%
Michigan                Less than 0.50%
Minnesota               15%
Mississippi
Missouri                Less than 0.50%
Montana                 3%
Nebraska                3%
New Hampshire           3%
New Jersey              2%
New Mexico              1%
New York                5%
Nevada                  6%
North Carolina          1%
North Dakota
Ohio                    Less than 0.50%
Oklahoma                1%
Oregon                  4%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee               7%
Texas                   12%
Utah                    2%
Vermont
Virginia                Less than 0.50%
Washington              6%
West Virginia
Wisconsin
Wyoming

DESPITE THE SLUGGISH U.S. ECONOMY, THE REAL ESTATE MARKETS WE INVEST IN ARE FAIRLY HEALTHY WITH SUPPLY AND DEMAND IN BALANCE. New construction for all property types remains restrained in most markets. Therefore, we do not expect any problems from oversupply in the areas where we are concentrated. In addition, we have loan products in 32 states to help avoid the risk of an economic slowdown in one state or region. The Federal Reserve continues to keep its finger on the pulse of the economy in an attempt to save the United States from a recession. A recession could be potentially harmful to this fund because that type of environment typically leads to fewer home buyers, renters, office tenants, industrial tenants, and to some companies closing their doors. The fund may experience an increased level of credit losses from loans defaulting in that environment. However, losses would only result if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. Since inception, the fund's net credit losses have been very low, at 6 cents per share.

AS WAS THE CASE IN 1997 AND 1999, THE FUND MAY EXECUTE A TENDER OFFER FOR UP TO 10% OF THE FUND'S SHARES IN THE FOURTH-QUARTER OF THIS YEAR. The offer may occur if the discount between the fund's market price and its net asset value per share exceeds 5% during the 12 weeks prior to October 1, 2001. The offer is also contingent upon the fund's board of directors determining at the time that the tender is in the best interest of shareholders. As stated earlier in the letter, the fund's market price was trading at a 4.23% discount to net asset value as of May 31, 2001.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO AND THE TRUST YOU HAVE PLACED IN OUR ASSET MANAGEMENT CAPABILITIES. As the U.S. economy struggles to turn around, we will continue to monitor our whole loan investments and other holdings in order to achieve our goal of paying attractive monthly income while minimizing credit losses in the fund.

VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage- servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage-servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment records. Valuations of whole loans are determined no less frequently than weekly.

POTENTIAL TENDER OFFER

The fund has completed two of three potential tender offers for up to 10% of the fund's shares. The first tender was in 1997 and the second in 1999. The next tender, for up to 10% of the fund's shares, may occur in late fourth-quarter 2001. This tender offer would be at net asset value, less expenses of the tender offer, and is contingent upon the discount between the fund's market price and net asset value per share exceeding 5% during the 12 weeks preceding September 30, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.

For the purpose of calculating the discount to NAV, the difference between the fund's NAV per share and the closing NYSE market price, expressed as a percent of NAV per share, will be determined each Thursday during the period from July 12, 2001 through September 27, 2001. These weekly differences will be combined to determine the average discount during the twelve-week period.

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2001
 ................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............    $67,319,349
Cash in bank on demand deposit  ............................        343,413
Accrued interest receivable  ...............................        472,226
Other assets  ..............................................         28,403
                                                                -----------
  Total assets  ............................................     68,163,391
                                                                -----------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     14,008,000
Accrued investment management fee  .........................         29,683
Accrued administrative fee  ................................         13,441
Accrued interest  ..........................................         32,356
Other accrued expenses  ....................................        107,035
                                                                -----------
  Total liabilities  .......................................     14,190,515
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $53,972,876
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $60,517,426
Undistributed net investment income  .......................        507,774
Accumulated net realized loss on investments  ..............     (9,190,384)
Unrealized appreciation of investments  ....................      2,138,060
                                                                -----------

  Total - representing net assets applicable to capital
    stock  .................................................    $53,972,876
                                                                ===========
* Investments in securities at identified cost  ............    $65,181,289
                                                                ===========

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $53,972,876
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      4,230,294
Net asset value  ...........................................    $     12.76
Market price  ..............................................    $     12.22

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        4  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2001
 ................................................................................

INCOME:
Interest (net of interest expense of $443,172)  ............    $2,606,324
Rental income from real estate owned  ......................           196
                                                                ----------

  Total investment income  .................................     2,606,520
                                                                ----------

EXPENSES (NOTE 3):
Investment management fee  .................................       171,674
Administrative fee  ........................................        70,792
Custodian fees  ............................................         4,314
Transfer agent fees  .......................................        17,248
Reports to shareholders  ...................................        22,135
Mortgage servicing fees  ...................................        40,126
Directors' fees  ...........................................         1,510
Audit and legal fees  ......................................        14,083
Other expenses  ............................................        27,873
                                                                ----------
  Total expenses  ..........................................       369,755
                                                                ----------

  Net investment income  ...................................     2,236,765
                                                                ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS (NOTE 4):
Net realized loss on real estate owned  ....................       (58,971)
Net change in unrealized appreciation or depreciation of
  investments  .............................................       990,009
                                                                ----------
  Net gain on investments  .................................       931,038
                                                                ----------

  Net increase in net assets resulting from operations  ....    $3,167,803
                                                                ==========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        5  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income  ................................    $ 2,606,520
Net expenses  ..............................................       (369,755)
                                                                -----------
  Net investment income  ...................................      2,236,765
                                                                -----------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable  ...................         (5,642)
  Net amortization of bond discount and premium  ...........           (572)
  Change in accrued fees and expenses  .....................          7,976
  Change in other assets  ..................................        (23,493)
                                                                -----------
    Total adjustments  .....................................        (21,731)
                                                                -----------

    Net cash provided by operating activities  .............      2,215,034
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................      5,323,332
Purchases of investments  ..................................     (7,153,421)
Net purchases of short-term securities  ....................       (287,479)
                                                                -----------

    Net cash used by investing activities  .................     (2,117,568)
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements  ...........      2,303,000
Distributions paid to shareholders  ........................     (2,104,572)
                                                                -----------

    Net cash provided by financing activities  .............        198,428
                                                                -----------
Net increase in cash  ......................................        295,894
Cash at beginning of period  ...............................         47,519
                                                                -----------

    Cash at end of period  .................................    $   343,413
                                                                ===========
Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements  ............................................    $   445,025
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        6  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                SIX MONTHS
                                                                   ENDED            YEAR
                                                                  5/31/01           ENDED
                                                                (UNAUDITED)       11/30/00
                                                              ---------------  ---------------
OPERATIONS:
Net investment income  .....................................    $ 2,236,765      $ 4,046,891
Net realized loss on investments  ..........................        (58,971)        (964,494)
Net change in unrealized appreciation or depreciation of
  investments  .............................................        990,009        1,651,870
                                                                -----------      -----------

  Net increase in net assets resulting from operations  ....      3,167,803        4,734,267
                                                                -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (2,104,572)      (4,050,507)
                                                                -----------      -----------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....             --       (5,828,397)
                                                                -----------      -----------
  Total increase (decrease) in net assets  .................      1,063,231       (5,144,637)

Net assets at beginning of period  .........................     52,909,645       58,054,282
                                                                -----------      -----------

Net assets at end of period  ...............................    $53,972,876      $52,909,645
                                                                ===========      ===========

Undistributed net investment income  .......................    $   507,774      $   375,581
                                                                ===========      ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        7  2001 Semiannual Report - American Strategic Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc. (the advisor) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical

--------------------------------------------------------------------------------

        8  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2001, loans representing 0.5% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single-family whole loans and represent 4.1% of total single-family principal outstanding at May 31, 2001. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized losses of $58,971 or $0.01 per share on real estate sold during the six months ended May 31, 2001.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2001, the fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase the volatility of the fund's net asset value and involve the risk that
--------------------------------------------------------------------------------

        9  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended May 31, 2001, the average borrowings outstanding were $15,557,167 and the average rate was 5.54%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2001, the fund had no outstanding when-issued or forward commitments.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the

--------------------------------------------------------------------------------

        10  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the agreement), the advisor, a subsidiary of U.S. Bank National Association (U.S. Bank) and successor to First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended May 31, 2001, the effective investment management fee incurred by the fund was 0.64%.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund).

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

--------------------------------------------------------------------------------

        11  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses; legal and auditing services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                      During the six months ended May 31, 2001, the fund paid $8,495 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended May 31, 2001, aggregated $7,153,993 and $5,323,332, respectively. Included in proceeds from sales are $200,547 from sales of real estate owned.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                            CAPITAL LOSS
                              CARRYOVER      EXPIRATION
                            -------------    ----------
                               8,166,919        2003
                                 964,494        2008
                            ------------
                            $  9,131,413
                            ============

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      During the fiscal year ended November 30, 2000, the fund completed an offer to shareholders to repurchase up to 10% of the fund's outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on December 10, 1999, by the fund were as follows:

PERCENTAGE               SHARES               REPURCHASE             PROCEEDS
REPURCHASED            REPURCHASED              PRICE                  PAID
-----------            -----------            ----------            ----------
    10%                  470,032                $12.38              $5,818,996

(7) PARENT COMPANY
    ACQUISITION
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On February 27, 2001, this acquisition became effective. The new company is named U.S. Bancorp.

--------------------------------------------------------------------------------

        12  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN STRATEGIC INCOME PORTFOLIO

                                          Six Months
                                             Ended       Year      Year       Year        Year      Year
                                            5/31/01     Ended     Ended       Ended      Ended     Ended
                                          (Unaudited)  11/30/00  11/30/99  11/30/98(d)  11/30/97  11/30/96
                                          -----------  --------  --------  -----------  --------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................    $12.51      $12.35    $12.98     $12.88      $12.65    $13.13
                                            ------      ------    ------     ------      ------    ------
Operations:
  Net investment income ................      0.53        0.97      1.00       1.01        0.97      0.97
  Net realized and unrealized gains
    (losses) on investments ............      0.22        0.15     (0.62)      0.06        0.22     (0.10)
                                            ------      ------    ------     ------      ------    ------
    Total from operations ..............      0.75        1.12      0.38       1.07        1.19      0.87
                                            ------      ------    ------     ------      ------    ------
Distributions to shareholders:
  From net investment income ...........     (0.50)      (0.96)    (1.01)     (0.97)      (0.96)    (1.35)
                                            ------      ------    ------     ------      ------    ------
Net asset value, end of period .........    $12.76      $12.51    $12.35     $12.98      $12.88    $12.65
                                            ======      ======    ======     ======      ======    ======
Per-share market value, end of
  period ...............................    $12.22      $11.19    $11.44     $12.13      $11.88    $11.00
                                            ======      ======    ======     ======      ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......      6.04%       9.55%     3.03%      8.56%       9.83%     7.12%
Total return, market value (b) .........     13.87%       6.68%     2.76%     10.69%      17.41%     1.29%
Net assets at end of period
  (in millions) ........................    $   54      $   53    $   58     $   61      $   68    $   66
Ratio of expenses to average weekly net
  assets including interest expense ....      3.03%(e)    3.92%     3.83%      2.89%       2.56%     2.94%
Ratio of expenses to average weekly net
  assets excluding interest expense ....      1.38%(e)    1.56%     1.52%      1.47%       1.47%     1.50%
Ratio of net investment income to
  average weekly net assets ............      8.34%(e)    7.86%     7.86%      7.74%       7.68%     7.67%
Portfolio turnover rate (excluding
  short-term securities) ...............         8%         32%       22%        38%         61%       63%
Amount of borrowings outstanding at end
  of period (in millions) ..............    $   14      $   12    $   21     $   17      $   11    $   14
Per-share amount of borrowings
  outstanding at end of period .........    $ 3.31      $ 2.77    $ 2.77     $ 3.49      $ 2.10    $ 2.67
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................    $16.07      $15.28    $16.85     $16.47      $14.98    $15.32
Asset coverage ratio (c) ...............       485%        552%      375%       471%        715%      574%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

        13  2001 Semiannual Report - American Strategic Income Portfolio

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO                                               May 31, 2001
 ....................................................................................................................

                                                              Date
Description of Security                                     Acquired      Par Value          Cost          Value(a)
---------------------------------------------------------  ----------     ----------      -----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (33.9%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (33.9%):
    FIXED RATE (33.9%):
      9.00%, FHLMC, 7/1/30 ..............................   7/17/00       $4,923,374(b)   $ 5,058,719     $ 5,154,181
      6.50%, FNMA, 6/1/29 ...............................   5/17/99        2,636,751(b)     2,617,848       2,607,905
      7.50%, FNMA, 3/1/30 ...............................   3/22/00        6,611,284(b)     6,498,883       6,791,029
      7.50%, FNMA, 5/1/30 ...............................    5/9/00        1,938,339(b)     1,870,374       1,981,951
      8.00%, FNMA, 5/1/30 ...............................    5/9/00        1,688,139(b)     1,665,919       1,747,747
                                                                                          -----------     -----------

        Total U.S. Government and Agency Securities  ....                                  17,711,743      18,282,813
                                                                                          -----------     -----------

PRIVATE MORTGAGE-BACKED SECURITIES (4.8%):
  FIXED RATE (4.8%):
      13.04%, Minnesota Mortgage
        Corporation, 7/25/14 ............................   5/19/92           35,639(e)        36,408          36,173
      9.25%, Oly Holigan, LP, 1/1/04 ....................   12/26/00       2,500,000(e)     2,500,000       2,550,000
                                                                                          -----------     -----------

        Total Private Mortgage-Backed Securities  .......                                   2,536,408       2,586,173
                                                                                          -----------     -----------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (82.4%):
  COMMERCIAL LOANS (38.3%):
      Advance Self Storage, 8.88%, 12/1/05 ..............   11/29/00       1,310,309        1,310,309       1,375,824
      Bekins Building, 8.38%, 10/1/04 ...................    9/2/97        1,094,217        1,094,217       1,132,378
      Buca Restaurant, 8.63%, 1/1/11 ....................   12/27/00         946,428          946,428         985,226
      Dietzgen Industrial Building, 9.00%, 1/1/06           12/14/00       1,658,697        1,658,697       1,741,632
      El Centro Market Place, 9.63%, 9/1/01 .............    8/5/99          737,248          737,248         737,248
      James Plaza, 8.43%, 12/1/01 .......................   11/15/96       1,126,056        1,126,056       1,137,317
      Main Street Office Building, 8.38%, 11/1/07 .......   10/21/97         857,517          856,088         892,661
      One Eastern Heights Office Building,
        8.21%, 12/1/07 ..................................   11/7/97        1,048,223        1,048,223       1,082,711
      Orchard Commons, 8.63%, 4/1/11 ....................   3/28/01        1,019,413        1,019,413       1,070,384
      Pacific Periodicals Building, 8.03%, 1/1/08 .......   12/9/97        1,315,169        1,315,168       1,346,818
      Pine Island Office Building, 8.03%, 11/2/02 .......   10/8/97        1,547,122        1,547,122       1,562,594
      Rice Street Convention Center, 8.98%, 2/1/04 ......   1/23/97          803,783          803,783         833,803
      Schendel Office Building, 8.20%, 10/1/07 ..........   9/30/97        1,134,811        1,134,811       1,165,605
      Schendel Retail Center, 8.58%, 9/1/07 .............   8/28/97          741,355          741,355         759,888
      Shallowford Business Park, 9.13%, 7/1/01 ..........   6/25/96        1,547,258        1,547,086       1,593,675

                                                              Date
Description of Security                                     Acquired      Par Value          Cost          Value(a)
---------------------------------------------------------  ----------     ----------      -----------     -----------
      Sherwin Williams, 8.50%, 1/1/04 ...................   12/20/96      $1,363,595      $ 1,363,595     $ 1,404,502
      Stephens Retail Center, 9.23%, 8/1/03 .............    9/6/96        1,131,012        1,126,299       1,164,942
      Union Hill Village Office Buliding,
        7.88%, 10/1/08 ..................................   9/30/98          660,438          660,438         666,399
                                                                                          -----------     -----------
                                                                                           20,036,336      20,653,607
                                                                                          -----------     -----------

  MULTIFAMILY LOANS (31.2%):
      Applewood Manor, 8.63%, 1/1/02 ....................   12/23/93         651,096          647,840         651,096
      Cedar Lake and Riverbend Apartments,
        19.88%, 7/1/03 ..................................   6/27/00        1,900,000        1,900,000       1,919,000
      Charleston Plaza Apartments, 7.38%, 7/1/08 ........    7/1/98        1,531,146        1,531,146       1,539,698
      Franklin Woods Apartments, 9.78%, 3/1/10 ..........   2/24/95        1,167,338        1,164,182       1,225,705
      Garden Oaks Apartments, 8.43%, 4/1/06 .............    3/7/96        1,728,661        1,725,417       1,815,094
      Garden Park Apartments, 9.28%, 6/1/02 .............    5/2/00          900,000          900,000         909,000
      Mark Twain Apartments, 7.88%, 2/1/03 ..............    1/9/98          953,343          953,343         851,424
      Royal Knight Apartments, 8.38%, 4/1/06 ............    3/4/96        1,526,364        1,523,025       1,598,446
      Rush Oaks Apartments, 7.78%, 12/1/07 ..............   11/26/97         527,188          527,188         538,749
      Sadletree Apartments, 9.73%, 12/1/01 ..............   11/18/98         532,242          526,919         532,242
      Stanley Court Apartments, 8.38%, 11/1/02 ..........   10/31/95       1,044,177        1,040,855       1,065,060
      Union Hill Village Townhomes, 7.88%, 10/1/08 ......   9/30/98          935,946          935,946         959,530
      Vanderbilt Condominiums, 8.06%, 10/1/09 ...........   9/29/99        1,184,249        1,184,249       1,221,950
      Westhollow Place Apartments, 8.46%, 4/1/03 ........   3/20/96          955,547          945,991         974,658
      Woodland Garden Apartments, 7.38%, 9/1/08 .........   8/26/98        1,037,097        1,037,097       1,035,979
                                                                                          -----------     -----------
                                                                                           16,543,198      16,837,631
                                                                                          -----------     -----------

  SINGLE-FAMILY LOANS (12.9%):
      Aegis, 9.21%, 3/26/10 .............................   10/26/95         155,654          147,046         154,616
      Aegis II, 9.65%, 1/28/14 ..........................   12/28/95         303,297          277,896         312,372
      American Bank, Mankato, 10.00%, 12/10/12 ..........   12/15/92          36,941           30,159          38,049
      American Portfolio, 7.32%, 10/18/15 ...............   7/18/95          159,646          152,074         162,483
      Anivan, 7.77%, 4/14/12 ............................   6/14/96          229,902          231,388         236,799
      Bank of New Mexico, 9.29%, 3/31/10 ................   5/31/96          335,233          328,992         344,250
      Bluebonnet Savings and Loan, 11.63%, 8/31/10 ......   5/22/92           22,720           22,262          22,100
      Bluebonnet Savings and Loan, 8.06%, 8/31/10 .......   5/22/92          590,043          540,583         595,582
      CLSI Allison Williams, 10.27%, 8/1/17 .............   2/28/92          257,957          237,257         264,877

--------------------------------------------------------------------------------

        14  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                              Date
Description of Security                                     Acquired      Par Value          Cost          Value(a)
---------------------------------------------------------  ----------     ----------      -----------     -----------
      Crossroads Savings and Loan, 9.20%, 1/1/21 ........    1/7/92       $  218,860      $   205,826     $   224,022
      Crossroads Savings and Loan, 9.44%, 1/1/21 ........    1/7/92          126,862          119,975         130,640
      Fairbanks, Utah, 10.02%, 9/23/15 ..................   5/21/92           36,424           30,915          37,517
      First Boston Mortgage Pool #5, 9.12%, 6/29/03 .....   6/23/92          176,333          144,119         181,533
      Hamilton Financial, 8.68%, 6/29/10 ................    7/8/92          110,512          101,395         112,360
      Huntington MEWS, 9.66%, 8/1/17 ....................   1/22/92          471,862          407,368         486,011
      Knutson Mortgage Portfolio #1, 8.78%, 8/1/17 ......   2/26/92          567,788          541,798         580,360
      Knutson Mortgage Portfolio #2, 9.28%, 9/25/17 .....   5/28/92          336,486          310,240         346,581
      McClemore, Matrix Funding Corporation,
        10.86%, 9/30/12 .................................    9/9/92          461,843          438,751         439,512
      Meridian, 9.59%, 12/1/20 ..........................   12/21/92         439,120          418,811         452,294
      Nomura III, 9.39%, 4/29/17 ........................   9/29/95        1,181,472        1,067,985       1,168,150
      Rand Mortgage Corporation, 9.58%, 8/1/17 ..........   2/21/92          132,489          108,592         136,464
      Salomon II, 9.21%, 11/23/14 .......................   12/23/94         429,467          373,825         436,840
      Valley Bank of Commerce, N.M., 8.34%, 8/31/10 .....    5/7/92          127,200          108,204         129,557
                                                                                          -----------     -----------
                                                                                            6,345,461       6,992,969
                                                                                          -----------     -----------

        Total Whole Loans and Participation Mortgages
          (c,d,e)  ......................................                                  42,924,995      44,484,207
                                                                                          -----------     -----------
MORTGAGE SERVICING RIGHTS (e,f) (0.3%):
      Matrix Servicing Rights, 0.12%, 7/10/22 ...........   7/10/92       21,731,090          181,992         143,795
                                                                                          -----------     -----------

                                                              Date         Shares/
Description of Security                                     Acquired      Par Value          Cost          Value(a)
---------------------------------------------------------  ----------     ----------      -----------     -----------

PREFERRED STOCK (1.8%):
  REAL ESTATE INVESTMENT TRUST (1.8%):
      AMB Property ......................................   3/26/01       $    5,000      $   125,399     $   123,750
      Archstone Community Trust, Series C ...............   4/23/01            5,000          126,550         126,250
      Archstone Community Trust, Series D ...............   4/23/01            3,525           91,861          90,945
      Avanlonbay Communities, Series G ..................   3/28/01            1,050           26,726          26,355
      CarrAmerica Realty Trust, Series B ................   4/23/01            5,000          118,849         118,200
      CarrAmerica Realty Trust, Series C ................   4/23/01            5,000          117,737         117,100
      CarrAmerica Realty Trust, Series D ................   4/23/01            5,000          118,823         118,750
      Centerpoint Properties, Series A ..................   3/26/01            5,000          123,103         122,250
      Duke Realty Investments, Series E .................   4/23/01              625           15,506          15,781
      New Plan Excel Realty Trust, Series B .............   3/26/01            5,000          118,867         120,250
                                                                                          -----------     -----------

        Total Preferred Stock  ..........................                                     983,421         979,631
                                                                                          -----------     -----------

RELATED PARTY MONEY MARKET FUND (1.5%):
      First American Prime Obligations Fund .............   5/31/01          842,730(g)       842,730         842,730
                                                                                          -----------     -----------

        Total Investments in Securities (h)  ............                                 $65,181,289     $67,319,349
                                                                                          ===========     ===========

--------------------------------------------------------------------------------

        15  2001 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 2001, SECURITIES VALUED AT $18,282,814 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                  NAME OF
                                                                  BROKER
                    ACQUISITION                    ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE     INTEREST    OF COLLATERAL
      -----------   -----------  -----   -------   --------   ---------------
      $ 8,000,000     4/12/01    4.65%   4/12/03   $20,667           (1)
        6,008,000     5/15/01    4.12%   6/15/01    11,689           (2)
      -----------                                  -------
      $14,008,000                                  $32,356
      ===========                                  =======

    * INTEREST RATE AS OF MAY 31, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
             (1) MORGAN STANLEY DEAN WITTER;
                FNMA, 7.50%, 3/1/30, $6,611,284 PAR
                FNMA, 7.50%,5/1/30, $1,938,339 PAR
                FNMA, 8.00%, 5/1/30, $1,688,139 PAR
             (2) NOMURA;
                FNMA, 6.50%, 6/1/29, $2,636,751 PAR
                FHLMC, 9.00%, 7/1/30, $4,923,374 PAR

    THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $15,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $15,000,000 LENDING COMMITMENT.

    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2001. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE-FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2001.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE-FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

    COMMERCIAL LOANS:
             ADVANCE SELF STORAGE - LINCOLN, NE
             BEKINS BUILDING - COLORADO SPRINGS, CO
             BUCA RESTAURANT - MAPLE GROVE, MN
             DIETZGEN INDUSTRIAL BUILDING - GARDENA, CA
             EL CENTRO MARKET PLACE - EL CENTRO, CA
             JAMES PLAZA - HOUSTON, TX
             MAIN STREET OFFICE BUILDING - PARK CITY, UT
             ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
             ORCHARD COMMONS - ENGLEWOOD, CO
             PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
             PINE ISLAND OFFICE BUILDING - PLANTATION, FL
             RICE STREET CONVENTION CENTER - ROSEVILLE, MN
             SCHENDEL OFFICE BUILDING - BEAVERTON, OR
             SCHENDEL RETAIL CENTER - BEAVERTON, OR
             SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
             SHERWIN WILLIAMS - ORLANDO, FL
             STEPHENS RETAIL CENTER - MISSOULA, MT
             UNION HILL VILLAGE OFFICE BUILDING - SPENCERPORT, NY

    MULTIFAMILY LOANS:
             APPLEWOOD MANOR - DULUTH, MN
             CEDAR LAKE AND RIVERBEND APARTMENTS - NORMAN, OK CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
             GARDEN OAKS APARTMENTS - COON RAPIDS, MN
             GARDEN PARK APARTMENTS - LAS VEGAS, NV
             MARK TWAIN APARTMENTS - MESA, AZ
             ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
             RUSH OAKS APARTMENTS - LAPORTE, TX
             SADLETREE APARTMENTS - SCOTTSDALE, AZ
             STANLEY COURT APARTMENTS - BLOOMINGTON, MN
             UNION HILL VILLAGE TOWNHOMES - SPENCERPORT, NY VANDERBILT CONDOMINIUMS - AUSTIN, TX
             WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
             WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

    SINGLE-FAMILY LOANS:
             AEGIS - 9 LOANS, MIDWESTERN UNITED STATES
             AEGIS II - 4 LOANS, MIDWESTERN UNITED STATES
             AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
             AMERICAN PORTFOLIO - 4 LOANS, TEXAS AND CALIFORNIA
             ANIVAN - 3 LOANS, MARYLAND, NEW JERSEY, VIRGINIA
             BANK OF NEW MEXICO - 9 LOANS, NEW MEXICO
             BLUEBONNET SAVINGS AND LOAN - 18 LOANS, TEXAS
             BLUEBONNET SAVINGS AND LOAN II - 3 LOANS, TEXAS
             CLSI ALLISON WILLIAMS - 22 LOANS, TEXAS
             CROSSROADS SAVINGS AND LOAN - 7 LOANS, OKLAHOMA
             CROSSROADS SAVINGS AND LOAN II - 6 LOANS, OKLAHOMA
             FAIRBANKS, UTAH - 2 LOANS, UTAH
             FIRST BOSTON MORTGAGE POOL #5 - 9 LOANS, UNITED STATES
             HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
             HUNTINGTON MEWS - 12 LOANS, NEW JERSEY
             KNUTSON MORTGAGE PORTFOLIO #1 - 11 LOANS, MIDWESTERN UNITED STATES KNUTSON MORTGAGE PORTFOLIO #2 - 6 LOANS, MIDWESTERN UNITED STATES MCCLEMORE, MATRIX FUNDING CORPORATION - 6 LOANS, NORTH CAROLINA
               MERIDIAN - 7 LOANS, CALIFORNIA
             NOMURA III - 20 LOANS, MIDWESTERN UNITED STATES
             RAND MORTGAGE CORPORATION - 4 LOANS, TEXAS
             SALOMON II - 11 LOANS, MIDWESTERN UNITED STATES
             VALLEY BANK OF COMMERCE, N.M. - 11 LOANS, NEW MEXICO

    (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2001, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $47,371,964 OR 87.8% OF TOTAL NET ASSETS.
    (f) INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
    (g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT WHO ALSO SERVES AS THE ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
    (h) ON MAY 31, 2001, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $65,181,289. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $2,295,083
      GROSS UNREALIZED DEPRECIATION ......    (157,023)
                                            ----------
        NET UNREALIZED APPRECIATION ......  $2,138,060
                                            ----------

--------------------------------------------------------------------------------

        16  2001 Semiannual Report - American Strategic Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SPECIAL SHAREHOLDER MEETING RESULTS
                      A special meeting of the fund's shareholders was held on March 15, 2001. At that meeting, the fund's shareholders approved a change in the fund's investment restriction governing investments in real estate. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    2,434,442           79,657         37,775         --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998 (236,151 shares).

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

--------------------------------------------------------------------------------

        17  2001 Semiannual Report - American Strategic Income Portfolio

[LOGO]USBANCORP
      Piper Jaffray(R)


      AMERICAN STRATEGIC INCOME PORTFOLIO
      2001 SEMIANNUAL REPORT

      U.S. Bancorp Piper Jaffray Asset Management, Inc., is a subsidiary of U.S. Bank National Association. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE.
      U.S. Bancorp Piper Jaffray Inc. and U.S. Bank
      National Association are separate entities and wholly owned subsidiaries of U.S. Bancorp.








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